UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
NOVEMBER 18, 2010
Date of Report (date of Earliest Event Reported)
FIBROCELL SCIENCE, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of	(Commission File No.)	(I.R.S. Employer Identification No.)
Incorporation or Organization)
405 EAGLEVIEW BLVD., EXTON, PA 19341
(Address of principal executive offices and zip code)
(484) 713-6000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Explanatory Note
This Amendment No. 1 (this “Amendment”) amends the Current Report on Form 8-K filed by Fibrocell Science, Inc. (“Fibrocell”) with the Securities and Exchange Commission on December 27, 2010, which disclosed that Fibrocell had completed a private placement of securities. This Amendment is filed solely to correct the exhibit references included in Item 9.01 of the Current Report on Form 8-K. The complete and accurate list of exhibits appears below in Item 9.01 of this Amendment. This Amendment does not reflect any events that have occurred after the Form 8-K was originally filed on December 27, 2010.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Exhibit

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, dated July 16, 2010 (incorporated by reference to Exhibit 3.1 of the Form 8-K filed July 19, 2010).

3.2	Amended and Restated Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock, dated December 8, 2010 (incorporated by reference to Exhibit 3.2 of the Form 8-K filed December 27, 2010).

4.1	Form of Common Stock Purchase Warrant used for the November 2010 Transactions (incorporated by reference to Exhibit 4.1 of the Form 8-K filed October 22, 2010).

4.2	Form of Common Stock Purchase Warrant used for the December 2010 Transactions (incorporated by reference to Exhibit 4.1 of the Form 8-K filed February 15, 2011).

10.1	Form of Securities Purchase Agreement used for the November 2010 Transactions (incorporated by reference to Exhibit 4.1 of the Form 8-K filed October 22, 2010).

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROCELL SCIENCE, INC.
Date: February 18, 2011	By:	/s/ Declan Daly
Declan Daly,
Chief Operating Officer

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